Exhibit 99.1


FEDERAL HOUSING FINANCE AGENCY
FHFA
FHLBank
System at 100
Focusing on the Future

FHLBank Indianapolis

Member Overview

Dec. 7, 2023

Presented by:
Cindy Konich, President & CEO

FHLBank INDIANAPOLIS

Safe Harbor Statement

Today's program includes forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 concerning plans, objectives, goals, strategies, future events and performance. Forward-looking statements can be identified by words such as "will," "believes," "may," "temporary," "estimates," and "expects" or the negative of these words or comparable terminology. Each forward-looking statement contained in this program reflects FHLBank Indianapolis' current beliefs and expectations. Actual results or performance may differ materially from what is expressed in any forward-looking statements.

Any forward-looking statement contained in this presentation speaks only as of the date on which it was made. FHLBank Indianapolis undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Today's participants can refer to documents filed by the Bank with the U.S. Securities and Exchange Commission, specifically reports on Form 10-K and Form 10-Q, which include factors that could cause actual results to differ from forward-looking statements. These reports are available at www.sec.gov.


FHLBI

FHLBank Indianapolis Member Overview


FHLBank
System at 100
Focusing on the Future

Agenda:

- Overview of the FHLBank System at 100 Report
- Q&A
  - Enter at any time during webinar

About the report


FHLBank
System at 100
Focusing on the Future

General observations:

- This is the START of a long process
- FHFA recommendations require a variety of actions and will engage several parties including Congress, FHFA, and FHLBanks
- As specific proposals are developed, there will be time for input from members and key stakeholders

System at 100 Report



FHLBank
System at 100
Focusing on the Future

Key areas of focus:

- Mission
- Membership
- Affordability
- Structure

Mission clarification



FHFA wants to clarify the dual mission of FHLBank System:

- Liquidity (commonly advances)
- Affordability of solutions

Key focus on this effort:

Reduce barriers and increasing support for housing and community development, especially for vulnerable and underserved sectors.

Ongoing 10% mortgage test

- **What:** Require certain members hold at least 10% of assets in residential mortgage loans or equivalent mission assets
- **Impact:** Dependent on details of proposed rule
- **How:** Rulemaking
- **Background:** In 2014, rulemaking was considered in an ongoing test, with strong opposition by members. Was not implemented



Member Credit Risk Management

- **What:** Strengthen FHLBanks' credit risk processes and practices and improve member creditworthiness evaluations
- **Impact:** Enhance and evaluate communications and processes with members' primary regulator to identify concerns. More credit risk analytics expected from bank credit functions, including more dialogue at the time of credit extension requests.
- **How:** Supervision
- **Other**: For depository members that haven't established a line of credit with the Federal Reserve, the FHLBank Indianapolis can assist depositories with executing a Release & Warranty Agreement with the Federal Reserve to pledge collateral to the Discount Window.

Tiering



- **What:** Added benefits such as discounted advances or differentiated dividends for members demonstrating strong connection to FHLBank mission
- **Impact:** Method to encourage members to engage in more mission focused activities
- **How:** Rulemaking and guidance

Affordability recommendations

- At least double the AHP requirement
- Support voluntary/pilot programs
- Provide CDFIs with better access to participate
- Enhance AMA products and goal requirement



Other recommendations


FHLBank
System at 100
Focusing on the Future

- Continue limiting advances to members without positive tangible capital
- Modify the definition of long-term advances
- New membership eligibility requirements

Other recommendations


FHLBank
System at 100
Focusing on the Future

- Review of corporate governance and structure
- Limit large advances to single borrowers
- Evaluate sufficiency of retained earnings
- Review of prepayments
- Establish mission-oriented collateral

Next Steps



FHLBank
System at 100
Focusing on the Future

- This is the START of a long process

- Our focus:
  - Educate members
  - Engage FHFA
  - Communicate any new developments

Next steps

FHLBank INDIANAPOLIS

OUR #1 JOB:
KEEP THE FOCUS
ON SERVING OUR MEMBERS
AND COMMUNITIES!



FHLBank INDIANAPOLIS

Q&A

Additional Questions?

FHLBank INDIANAPOLIS

- Contact your Account Manager
- 800-442-2568
- memberservices@fhlbi.com

Thank You!

Disclaimer

The Federal Home Loan Bank of Indianapolis (Bank) expressly disclaims that it is providing any legal advice in this presentation. The foregoing analysis is presented for general informational and educational purposes only. This presentation is of necessity incomplete and every transaction presents its own unique sets of facts and applications of the law. Please consult a qualified attorney for competent legal advice.